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                                  SCHEDULE 14A
                     Information required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                        SELIGMAN GLOBAL FUND SERIES, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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[ ]    Fee paid previously with preliminary materials:
                                                      --------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

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       (2) Form, Schedule or Registration Statement No.:

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       (3) Filing Party:

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       (4) Date Filed:

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                        SELIGMAN GLOBAL FUND SERIES, INC.
                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450
      For questions about the proposals or voting your shares, please call
Georgeson Shareholder Communications, Inc., each Fund's proxy solicitor, toll-free at ___________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003


To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of Seligman Global Fund Series, Inc., a Maryland corporation (the "Series"), will be held at 100 Park Avenue, on April 22, 2003 at 10:00 A.M. The Series is comprised of five funds:
Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund (each a "Fund" and collectively, the "Funds"). The Meeting is being held for the following purposes:

     (1)  To elect twelve Directors;

     (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Series for 2003;

     (3) To act on proposals to amend or eliminate certain of the Funds' fundamental investment restrictions; and

     (4) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                             By order of the Board of Directors,

                                                       /s/ Frank J. Nasta
                                                       ------------------
                                                           Secretary

Dated:  New York, New York,    o     , 2003

                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                       o  , 2003


                        SELIGMAN GLOBAL FUND SERIES, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2003


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Global Fund Series, Inc. (the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on April 22, 2003. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about February 28, 2003.

      The Series is comprised of five funds: Seligman Emerging Markets Fund ("Emerging Markets Fund"), Seligman Global Growth Fund ("Global Growth Fund"), Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund"),
Seligman Global Technology Fund ("Global Technology Fund") and Seligman International Growth Fund ("International Growth Fund") (each, a "Fund" and collectively, the "Funds"). The table below outlines the specific proposals that will be submitted to the shareholders of each Fund:

PROPOSAL                                      SHAREHOLDERS ENTITLED TO VOTE
--------                                      -----------------------------

(1)  To elect twelve Directors                Shareholders of all Funds vote
                                              together for each nominee

(2)  To ratify or reject the                  Shareholders  of all Funds
     selection of Deloitte                    vote together
     Touche LLP as auditors
     of the Series for 2003

(3)  To act on proposals to amend             Shareholders of each Fund vote
     or eliminate certain of the              separately
     Funds' fundamental investment
     restrictions

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend or eliminate certain of the Funds' fundamental investment restrictions, and (iv) at the discretion of the Proxy holders, on such other matters as may lawfully come before the

Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to a Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Fund had shares of capital stock outstanding and entitled to vote as follows:

FUND                   CLASS A        CLASS B        CLASS C       CLASS D        CLASS I
----                   -------        -------        -------       -------        -------
Emerging
Markets Fund           5,050,830     1,548,946       203,072       1,295,198       486,148

Global Growth
Fund                   5,992,105     2,522,167       670,756       3,301,725       215,888

Global Smaller
Companies Fund         7,778,173     5,123,401       192,317       4,856,510       422,897

Global
Technology Fund       31,171,662     8,632,895     3,245,277      11,762,472           n/a

International
Growth Fund            2,392,036       556,342       188,939         928,128       391,967

      Each share is entitled to one vote and all classes of a Fund will vote as a single class on all matters brought before the Meeting.

      For all matters on which a vote of a majority of the outstanding voting securities of a Fund is required (Proposal 3), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal are not received prior to the Meeting, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, with respect to such proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.

      Each Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Fund's distributor is Seligman Advisors, Inc. Each Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

      If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, each Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.


                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

      The Series' Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, all but one of these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

      It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Robert B. Catell, John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, Robert L. Shafer, James N. Whitson and Brian T. Zino. Mr. Catell has been nominated to replace Mr. James Q. Riordan, who having reached the age of 75, is retiring pursuant to Board policy at the Meeting. Each of the foregoing individuals has consented to be a nominee and has been recommended by the Director Nominating Committee of the Board. In addition, each nominee, with the exception of Mr. Catell, is currently a Director of the Series and has served in that capacity since originally elected or appointed.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Series, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

     Information about each of the Directors of the Series appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                    FUND
                                                                                                                 COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,           BE OVERSEEN
POSITION WITH SERIES*      SERVED AS DIRECTOR                  DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
---------------------      ------------------             --------------------------------------------          -------------
INDEPENDENT DIRECTOR NOMINEES
 Robert B. Catell (66)            N/A              CHAIRMAN   AND  CHIEF   EXECUTIVE   OFFICER  OF  KEYSPAN          60
                                                   CORPORATION (A DIVERSIFIED ENERGY AND ELECTRIC COMPANY).
                                                   Mr.  Catell is also a  Director  or  Trustee  of Alberta
                                                   Northeast  Gas,  Ltd. and Boundary Gas Inc.,  Taylor Gas
                                                   Liquids,  Ltd., The Houston Exploration Company (oil and
                                                   gas  exploration,   development  and  production),   Gas
                                                   Technology  Institute,  Edison Electric  Institute,  New
                                                   York State Energy  Research and  Development  Authority,
                                                   Independence  Community  Bank,  Business  Council of New
                                                   York State, Inc., New York City Investment Fund (private
                                                   fund   supporting   entrepreneurs   in  for-profit   and
                                                   non-profit sectors), New York City Partnership (business
                                                   and civic  organization) and the Long Island Association
                                                   (business and civic organization).

  John R. Galvin (73)        1995 to Date          DEAN EMERITUS,  FLETCHER  SCHOOL OF LAW AND DIPLOMACY AT          61
     DIRECTOR                                      TUFTS  UNIVERSITY,  MEDFORD,  MA.  General  Galvin  is a
                                                   Director or Trustee of each of the investment  companies
                                                   of the  Seligman Group of  Funds.+  He is also  Chairman
[PHOTO OMITTED]                                    Emeritus  of the  American  Council on  Germany.  He was
                                                   formerly   a  Governor   of  the  Center  for   Creative
                                                   Leadership;  a Director of Raytheon Company (defense and
                                                   commercial electronics);  and a Trustee of the Institute
                                                   for Defense  Analysis.  From June 1987 to June 1992,  he
                                                   was  the  Supreme  Allied  Commander,   Europe  and  the
                                                   Commander-in-Chief, United States European Command.


Alice S. Ilchman (67)        1992 to Date          PRESIDENT EMERITUS, SARAH LAWRENCE COLLEGE,  BRONXVILLE,         61
   DIRECTOR                                        NY. Dr.  Ilchman is a Director or Trustee of each of the
                                                   Investment Companies of the Seligman Group of Funds.+ She
                                                   is also  Director  of the  Jeannette  K.  Watson  Summer
[PHOTO OMITTED]                                    Fellowships (summer internships for college students); a
                                                   Trustee of Save the Children (nonprofit child-assistance
                                                   organization)    and   the    Committee   for   Economic
                                                   Development;  a  Governor  of the  Court  of  Governors,
                                                   London School of Economics; and a Director of the Public
                                                   Broadcasting   Service  (PBS).   She  was  formerly  the
                                                   Chairman  of  the  Rockefeller   Foundation  (charitable
                                                   foundation)   and  a  Director  of  New  York  Telephone
                                                   Company.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                    FUND
                                                                                                                 COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,           BE OVERSEEN
POSITION WITH SERIES*      SERVED AS DIRECTOR                  DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
---------------------      ------------------             --------------------------------------------          -------------
Frank A. McPherson (69)      1995 to Date          RETIRED  CHAIRMAN  OF  THE  BOARD  AND  CHIEF  EXECUTIVE          61
       DIRECTOR                                    OFFICER OF KERR-MCGEE CORPORATION,  OKLAHOMA CITY, OK (A
                                                   DIVERSIFIED ENERGY COMPANY). Mr. McPherson is a Director
[PHOTO OMITTED]                                    or Trustee of each of the  investment  companies  of the
                                                   Seligman Group of Funds.+ He is also a Director of Conoco
                                                   Inc. (oil and gas exploration and pro duction), Integris
                                                   Health (owner of various hospitals), BOK Financial (bank
                                                   holding   company),   Oklahoma  Chapter  of  the  Nature
                                                   Conservancy,  Oklahoma Medical Research Foundation, Boys
                                                   and  Girls  Clubs  of  Oklahoma,  Oklahoma  City  Public
                                                   Schools   Foundation   and   Oklahoma   Foundation   for
                                                   Excellence in  Education.  He was formerly a Director of
                                                   Kimberly-Clark Corporation (con sumer products).

  John E. Merow (73)         1992 to Date          RETIRED   CHAIRMAN  AND  SENIOR   PARTNER,   SULLIVAN  &          61
      DIRECTOR                                     CROMWELL,  NEW  YORK,  NY (LAW  FIRM).  Mr.  Merow  is a
                                                   Director or Trustee of each of the investment  companies
[PHOTO OMITTED]                                    of the Seligman Group of Funds.+ He is also a Director of
                                                   Commonwealth Industries,  Inc. (manufacturer of aluminum
                                                   sheet  products);  Director and Treasurer of the Foreign
                                                   Policy  Association;  Director Emeritus of the Municipal
                                                   Art Society of New York;  Trustee and  Secretary  of the
                                                   U.S. Council for International Business;  Trustee of New
                                                   York-Presbyterian Hospital; Trustee and Vice Chairman of
                                                   New  York-Presbyterian  Healthcare  System,  Inc.; and a
                                                   Member of the  American  Law  Institute  and  Council on
                                                   Foreign Relations.


Betsy S. Michel (60)         1992 to Date          ATTORNEY,  GLADSTONE,  NJ. Ms.  Michel is a Director  or          61
     DIRECTOR                                      Trustee  of the  investment  companies  of the  Seligman
                                                   Group of Funds.+  She is a Trustee  of the  Geraldine R.
[PHOTO OMITTED]                                    Dodge  Foundation  (charitable   foundation)  and  World
                                                   Learning, Inc. (charitable foundation). She was formerly
                                                   Chairman of the Board of Trustees of St.  Georges School
                                                   (Newport, RI).

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                    FUND
                                                                                                                 COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,           BE OVERSEEN
POSITION WITH SERIES*      SERVED AS DIRECTOR                  DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
---------------------      ------------------             --------------------------------------------          -------------

Leroy C. Ritchie (61)        2000 to Date          CHAIRMAN  AND  CHIEF  EXECUTIVE   OFFICER,  Q  STANDARDS          60
     DIRECTOR                                      WORLDWIDE,  INC.,  BIRMINGHAM,  MI (LIBRARY OF TECHNICAL
                                                   STANDARDS).  Mr. Richie is a Director or Trustee of each
[PHOTO OMITTED]                                    of the  investment  companies of the  Seligman  Group of
                                                   Funds,+  with the exception of Seligman Cash  Management
                                                   Fund,   Inc.  He  is  also  a  Director  of   Kerr-McGee
                                                   Corporation (a diversified energy company) and Infinity,
                                                   Inc.  (oil  and  gas  services  and  exploration);   and
                                                   Director and Chairman of Highland Park Michigan Economic
                                                   Development  Corp. He was formerly a Trustee of New York
                                                   University Law Center  Foundation;  Vice Chairman of the
                                                   Detroit  Medical Center and the Detroit  Economic Growth
                                                   Corp;  and  Chairman  and  Chief  Executive  Officer  of
                                                   Capital  Coating  Technologies,  Inc.  (applied  coating
                                                   technologies).  From 1990 through  1997,  Mr. Richie was
                                                   Vice  President and General  Counsel,  Automotive  Legal
                                                   Affairs, of Chrysler Corporation.


 Robert L. Shafer (70)       1992 to Date          RETIRED  VICE  PRESIDENT OF PFIZER  INC.,  NEW YORK,  NY          61
     DIRECTOR                                      (PHARMACEUTICALS).  Mr.  Shafer is a Director or Trustee
                                                   of each  of  the investment  companies  of  the Seligman
[PHOTO OMITTED]                                    Group of Funds.+ From 1987 through 1997, Mr. Shafer  was
                                                   a Director of USLIFE Corporation (life insurance).



James N. Whitson (67)        1993 to Date          RETIRED  EXECUTIVE  VICE  PRESIDENT AND CHIEF  OPERATING          61
     DIRECTOR                                      OFFICER  OF  SAMMONS   ENTERPRISES,   INC.,  DALLAS,  TX
                                                   (DIVERSIFIED HOLDING COMPANY). Mr. Whitson is a Director
[PHOTO OMITTED]                                    or Trustee of each of  the investment  companies  of the
                                                   Seligman  Group of  Funds.+  He is also a  Director  and
                                                   Consultant of Sammons  Enterprises,  Inc. and a Director
                                                   of C-SPAN (cable  television  networks)  and  CommScope,
                                                   Inc. (manufacturer of coaxial cable).


                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                    FUND
                                                                                                                 COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,           BE OVERSEEN
POSITION WITH SERIES*      SERVED AS DIRECTOR                  DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
---------------------      ------------------             --------------------------------------------          -------------
INTERESTED DIRECTOR NOMINEES

Paul C. Guidone** (45)       May 2002 to Date      MANAGING DIRECTOR AND CHIEF INVESTMENT  OFFICER, J. & W.          60
   DIRECTOR                                        Seligman & Co.  Incorporated,  New York, NY. Mr. Guidone
                                                   is a  Director  or  Trustee  of each  of the  investment
[PHOTO OMITTED]                                    companies  of the  Seligman  Group of  Funds,+  with the
                                                   exception of Seligman Cash  Management  Fund, Inc. He is
                                                   also  a  member  of  the   Association   of   Investment
                                                   Management  and  Research,   the  New  York  Society  of
                                                   Security  Analysts and the London  Society of Investment
                                                   Professionals. He was formerly Deputy Chairman and Group
                                                   Chief  Executive  Officer of HSBC Asset  Management and,
                                                   prior to that,  Managing  Director and Chief  Investment
                                                   Officer of Prudential Diversified Investments.


William C. Morris** (64)     1992 to Date          CHAIRMAN, J. & W. SELIGMAN & CO. INCORPORATED, NEW YORK,          61
    DIRECTOR AND                                   NY. Mr.  Morris is  Chairman  of each of the  investment
CHAIRMAN OF THE BOARD                              companies  of the Seligman Group of Funds;+  Chairman of
                                                   Seligman  Advisors,  Inc.  and Seligman  Services,  Inc.
[PHOTO OMITTED]                                    (broker-dealer);  and a Director of Seligman  Data Corp.
                                                   He is also Chairman of Carbo Ceramics Inc. (manufacturer
                                                   of ceramic  proppants  for oil and gas  industry)  and a
                                                   Director of Kerr-McGee Corporation (a diversified energy
                                                   company).

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                    FUND
                                                                                                                 COMPLEX TO
    NAME (AGE) AND           LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,           BE OVERSEEN
POSITION WITH SERIES*      SERVED AS DIRECTOR                  DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
---------------------      ------------------             --------------------------------------------          -------------
 Brian T. Zino** (50)        1993 to Date          DIRECTOR  AND   PRESIDENT,   J.  &  W.  SELIGMAN  &  CO.           61
DIRECTOR, PRESIDENT AND                            INCORPORATED,  NEW YORK,  NY.  Mr.  Zino is a  Director,
CHIEF EXECUTIVE OFFICER                            President  and Chief  Executive  Officer  of each of the
                                                   investment  companies  of the  Seligman Group of Funds;+
                                                   Chairman  of  Seligman  Data  Corp.;  and a Director  of
[PHOTO OMITTED]                                    Seligman  Advisors,  Inc.  and Seligman  Services,  Inc.
                                                   (broker-dealer).  He is also a  Member  of the  Board of
                                                   Governors  of  the  Investment   Company  Institute  and
                                                   Chairman of ICI Mutual Insurance  Company.  The Seligman
                                                   Group  of  Funds  consists  of  twenty-three  registered
                                                   investment companies (comprising sixty-one  portfolios),
                                                   including the Fund.

----------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Series.

*    The address for each Nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.


      Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute each Fund's shares.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS AND FUNDS OF COMPLEX

      As of January 31, 2003, the nominees beneficially owned shares of each Fund and the investment companies of the Seligman Group of Funds as follows:

INDEPENDENT DIRECTOR NOMINEES:

  DOLLAR RANGE OF                                                              FRANK A.
    FUND SHARES       ROBERT B. CATELL   JOHN R. GALVIN   ALICE S. ILCHMAN    MCPHERSON     JOHN E. MEROW
  --------------      ----------------   --------------   ----------------    ----------    -------------
Emerging
Markets Fund

Global
Growth Fund

Global Smaller
Companies Fund

Global
Technology Fund

International
Growth Fund

AGGREGATE DOLLAR
RANGE OF SHARES
OWNED IN ALL FUNDS
OVERSEEN OR TO BE
OVERSEEN BY NOMINEE
IN SELIGMAN GROUP

   DOLLAR RANGE
  OF FUND SHARES       BETSY S. MICHEL     LEROY C. RICHIE     ROBERT L. SHAFER    JAMES N. WHITSON
  --------------       ---------------     ---------------     ----------------    ----------------
Emerging
Markets Fund

Global
Growth Fund

Global Smaller
Companies Fund

Global
Technology Fund

International
Growth Fund

AGGREGATE DOLLAR
RANGE OF SHARES
OWNED IN ALL FUNDS
OVERSEEN BY NOMINEE
IN SELIGMAN GROUP

INTERESTED DIRECTOR NOMINEES:

  DOLLAR RANGE OF
    FUND SHARES        PAUL C. GUIDONE     WILLIAM C. MORRIS       BRIAN T. ZINO
  --------------       ---------------     -----------------       -------------

Emerging
Markets Fund

Global
Growth Fund

Global Smaller
Companies Fund

Global
Technology Fund

International
Growth Fund

AGGREGATE DOLLAR
RANGE OF SHARES
OWNED IN ALL FUNDS
OVERSEEN BY NOMINEE
IN SELIGMAN GROUP

      As of January 31, 2003, all Directors and officers of the Series as a group owned beneficially the following amounts in each class of each Fund's shares:

      As of January 31, 2003, none of the independent director nominees or their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

      As of January 31, 2003, no person was known to the management of the Series to be the beneficial owner of more than 5% of any class of a Fund's outstanding voting securities except as set forth in the following table:

                                                             PERCENTAGE OF TOTAL
                                                                 OUTSTANDING
      NAME AND ADDRESS             FUND/CLASS                    SHARES HELD
      ----------------             ----------                -------------------





BOARD COMMITTEES

      The Board of Directors met six times during the Series' 2002 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Series as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Series. The Committee met four times during the Fund's 2002 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Series. The Committee met two times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

EXECUTIVE OFFICERS OF THE SERIES

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

NAME (AGE) AND POSITION         TERM OF OFFICE AND
   WITH THE SERIES*           LENGTH OF TIME SERVED**       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Daniel J. Barker (35)              2000 to Date           Mr.  Barker  is  the  Portfolio   Manager  of  the
VICE PRESIDENT                                            Emerging Markets Fund and Global Smaller Companies
                                                          Fund. He is a Managing Director of the Manager and
                                                          Vice  President of Seligman  Portfolios,  Inc. and
                                                          Portfolio  Manager of its Global Smaller Companies
                                                          Portfolio.  Mr.  Barker was  formerly a  Portfolio
                                                          Manager at GE Investments since 1994.

David F. Cooley (39)               2001 to Date           Mr.  Cooley  is  the  Portfolio   Manager  of  the
VICE PRESIDENT                                            International   Growth  Fund  and  a  Co-Portfolio
                                                          Manager  of  the  Global  Growth  Fund.  He  is  a
                                                          Managing   Director   of  the   Manager  and  Vice
                                                          President   of  Seligman   Portfolios,   Inc.  and
                                                          Portfolio  Manager  of  its  International  Growth
                                                          Portfolio and  Co-Portfolio  Manager of its Global
                                                          Growth  Portfolio.   Mr.  Cooley  was  formerly  a
                                                          Managing   Director,   Investments,   Gratry   and
                                                          Company;   Director  of  Global   Growth   Equity,
                                                          National City Investment  Management Company;  and
                                                          International  Equity Portfolio  Manager,  Society
                                                          Asset Management.

NAME (AGE) AND POSITION         TERM OF OFFICE AND
   WITH THE SERIES*           LENGTH OF TIME SERVED**       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Richard M. Parower (37)        January 2002 to Date       Mr.  Parower  is a  Co-Portfolio  Manager  of  the
VICE PRESIDENT                                            Global  Technology  Fund.  He  is  a  Senior  Vice
                                                          President and  Investment  Officer of the Manager;
                                                          Vice  President of Seligman  Portfolios,  Inc. and
                                                          Co-Portfolio  Manager  of  its  Global  Technology
                                                          Portfolio;  and Vice  President  and  Co-Portfolio
                                                          Manager of Seligman New  Technologies  Fund,  Inc.
                                                          and  Seligman New  Technologies  Fund II, Inc. Mr.
                                                          Parower  was   formerly  a  Senior   Analyst  with
                                                          Citibank Global Asset  Management  covering Global
                                                          IT  Services  from  June  1998 to  April  2000 and
                                                          Senior Analyst with  Montgomery  Asset  Management
                                                          from September 1995 to June 1998.

Marion S. Schultheis (57)          1998 to Date           Ms. Schultheis is Co-Portfolio Manager of VICE the
PRESIDENT                                                 Global Growth Fund. She is a Managing  Director of
                                                          the Manager;  Vice President and Portfolio Manager
                                                          of Seligman Capital Fund, Inc. and Seligman Growth
                                                          Fund,   Inc.;   and  Vice  President  of  Seligman
                                                          Portfolios,  Inc.  and  Portfolio  Manager  of its
                                                          Capital Portfolio and Co-Portfolio  Manager of its
                                                          Global  Growth   Portfolio.   Ms.  Schultheis  was
                                                          formerly a Managing  Director  at  Chancellor  LGT
                                                          from October 1997 until May 1998.

NAME (AGE) AND POSITION         TERM OF OFFICE AND
   WITH THE SERIES*           LENGTH OF TIME SERVED**       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Steven A. Werber (37)              2000 to Date           Mr. Werber is  Co-Portfolio  Manager of the Global
VICE PRESIDENT                                            Technology Fund. He is a Managing  Director of the
                                                          Manager and Vice President of Seligman Portfolios,
                                                          Inc.  and  Co-Portfolio   Manager  of  its  Global
                                                          Technology   Fund.  Mr.  Werber  was  formerly  an
                                                          Analyst   and   Portfolio   Manager  at   Fidelity
                                                          Investments International since 1996.

Lawrence P. Vogel (46)            VP: 1992 to Date        Mr. Vogel is Senior Vice  President and Treasurer,
VICE PRESIDENT                  Treas: 2000 to Date       Investment  Companies,  of the Manager and is Vice
AND TREASURER                                             President and Treasurer of each of the  investment
                                                          companies  of the  Seligman  Group of Funds and of
                                                          Seligman  Data Corp.  He was formerly  Senior Vice
                                                          President,   Finance,  of  the  Manager,  Seligman
                                                          Advisors,  Inc.  and  Seligman  Data  Corp.;  Vice
                                                          President and Treasurer of Seligman International,
                                                          Inc.; Vice President of Seligman  Services,  Inc.;
                                                          and Treasurer of Seligman Henderson Co.

Thomas G. Rose (45)                2000 to Date           Mr. Rose is Senior Vice President, Finance, of the
VICE PRESIDENT                                            Manager, Seligman Advisors, Inc. and Seligman Data
                                                          Corp.  He  is  Vice   President  of  each  of  the
                                                          investment  companies  of the  Seligman  Group  of
                                                          Funds.  He is  also  Vice  President  of  Seligman
                                                          International,  Inc. and Seligman  Services,  Inc.
                                                          Formerly,   he  was   Treasurer  of  each  of  the
                                                          investment  companies  of the  Seligman  Group  of
                                                          Funds and Seligman Data Corp.

NAME (AGE) AND POSITION         TERM OF OFFICE AND
   WITH THE SERIES*           LENGTH OF TIME SERVED**       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Frank J. Nasta (38)                1994 to Date           Mr. Nasta is a Managing Director,  General Counsel
SECRETARY                                                 and  Corporate  Secretary  of the  Manager.  He is
                                                          Secretary of each of the  investment  companies of
                                                          the Seligman Group of Funds.  He is also Corporate
                                                          Secretary  of Seligman  Advisors,  Inc.,  Seligman
                                                          Services,  Inc., Seligman International,  Inc. and
                                                          Seligman  Data  Corp.  He was  formerly  Corporate
                                                          Secretary of Seligman Henderson Co.



----------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS

      Directors of the Series who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by each Fund in the Series and the other investment companies in the Seligman Group of Funds. For the fiscal year ended October 31, 2002, the Funds paid each Director an aggregate retainer fee of $3,781. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Funds and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Series' Deferred Compensation Plan for Directors. Total Directors' fees paid by the Funds for the fiscal year ended October 31, 2002 were as follows:

NUMBER OF DIRECTORS                                                           AGGREGATE DIRECT
      IN GROUP              CAPACITY IN WHICH REMUNERATION WAS RECEIVED         REMUNERATION
-------------------------------------------------------------------------------------------------
         10                     Directors and Members of Committees                $49,259

      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2002 were as follows:

                            AGGREGATE    PENSION OR RETIREMENT BENEFITS   TOTAL COMPENSATION FROM
                          COMPENSATION       ACCRUED AS PART OF FUND          FUNDS AND FUND
NAME                       FROM FUNDS               EXPENSES                     COMPLEX*
----                      ------------   ------------------------------   -----------------------
John R. Galvin              $ 5,255                     -0-                       $99,000
Alice S. Ilchman              4,987                     -0-                        93,000
Frank A. McPherson            5,121                     -0-                        96,000
John E. Merow+                5,255                     -0-                        99,000
Betsy S. Michel               5,255                     -0-                        99,000
James C. Pitney++             2,934                     -0-                        52,500
Leroy C. Richie               4,955                     -0-                        99,000
James Q. Riordan              5,121                     -0-                        96,000
Robert L. Shafer              5,121                     -0-                        93,000
James N. Whitson+             5,255                     -0-                        99,000
                            -------
                            $49,259
                            =======

      No compensation is paid by the Funds to Directors or officers of the Series who are employees of the Manager.

----------
* In fiscal year 2002 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.

+ Mr. Merow, who had deferred receiving his fees from the Funds and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of October 31, 2002 of $253, $497, $1,820, $1,276 and
     $1,950 with respect to the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund, respectively, in his deferred plan account, including earnings. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Funds and other investment companies of the Seligman Group of Funds. As of October 31, 2002, Mr. Whitson had deferred $2,593, $3,836, $8,823, $9,554 and $7,441 with respect to the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund, respectively, including earnings.

++   Mr. Pitney retired from the Board effective May 16, 2002.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.


            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE SERIES.


              B. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
              -----------------------------------------------------
                                  (Proposal 2)


      The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Series (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Series for 2003. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Series. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Series and provided tax-related services to the Series. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and Seligman Data Corp., the shareholder service agent for the Series, which is partially owned by certain other investment companies in the Seligman Group of Funds (together, the "Affiliated Service Providers").

      In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Series of non-audit services to the Series or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.


                          FEES FOR SERVICES TO THE FUND

      AUDIT FEES. For the fiscal year ended October 31, 2002, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $378,100.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended October 31, 2002, Deloitte & Touche LLP was also paid approximately $10,000 for tax-related services.


              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended October 31, 2002, Deloitte & Touche LLP was also paid approximately $111,291 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $69,500 related to attestation and internal control compliance testing, $14,250 related to tax compliance and consultation services and $27,541 related to other services.

      The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.


  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE
         SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE SERIES.


            C. PROPOSALS TO AMEND OR ELIMINATE CERTAIN OF THE FUNDS'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
            --------------------------------------------------------
                             (Proposals 3(a) - 3(l))


      The Board has approved, and recommends that shareholders of each Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of each Fund.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Funds' current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide each Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable each Fund to operate more efficiently and make it easier to monitor its own compliance.

      The  proposed  revisions  to  the  Funds'  fundamental   restrictions  are
described below. The proposals are organized in three categories:

      o   Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted similar non-fundamental restrictions, and

      o   Fundamental restrictions that the Board recommends eliminating.

      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Funds. The advantages of making a restriction non-fundamental are discussed below.

      Exhibit A contains those of the Funds' current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

      Although the proposed changes will allow each Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the proposed changes will, individually, or in the aggregate, materially change the way the Funds are currently managed. The Board also does not anticipate that the proposed changes will, individually or in the aggregate, materially change the level of risk associated with investing in any of the Funds, although to the extent the Board, in the future, authorizes the use of certain investment techniques, their use may result in losses to a Fund. If they are adopted, the Funds will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of a Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If any proposal is not approved by shareholders of a Fund, then the applicable current fundamental restriction of that Fund, as set forth in Exhibit A, will remain unchanged.

               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide each Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Fundamental restrictions may be changed only by a vote of the shareholders.


PROPOSAL 3(A): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      Each Fund currently has a fundamental restriction that prohibits it from buying on margin, except for such short-term credits as are necessary for the clearance of transactions.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to provide that the Funds may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.


PROPOSAL 3(B): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      Each Fund currently has a fundamental restriction that prohibits it from issuing senior securities or borrowing money, except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Fund) of its total assets.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Funds' ability to engage in such transactions.

      The Funds' present fundamental restriction on borrowing is more restrictive than the limitations imposed by the 1940 Act. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the Funds' only arrangement for borrowing is their participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Funds to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. In addition, the Board has adopted a non-fundamental restriction limiting borrowings by each Fund to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount a Fund is authorized to borrow will be subject to Board approval. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

PROPOSAL 3(C): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING LENDING

      Each Fund currently has a fundamental restriction that prohibits it from making loans of money or securities other than (a) through the purchase of securities in accordance with a Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of its total assets.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Funds' ability to make loans.

      Lending of portfolio securities may result in income to a Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose a Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible for a Fund only if that Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL 3(D): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING
UNDERWRITING

      Each Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except to the extent that a Fund may be deemed an underwriter when purchasing or selling portfolio securities.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to underwrite the securities of other issuers to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security or in connection with investments in other investment companies.

      The primary purpose of the proposal is to clarify that the Funds are not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Funds may technically be considered underwriters under the federal securities laws.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL 3(E): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      Each Fund currently has a fundamental restriction that prohibits it from purchasing or selling any real estate although it may purchase securities secured by real estate, or interests therein, or issued by companies or investment trusts that invest in real estate, or interests therein.

      The Board recommends that this restriction be amended, as set forth in Exhibit A. This amendment is primarily intended to bring this fundamental restriction into conformity with those of the other funds in the Seligman Group.

      Because the Manager has no current plans to change the Funds' current practices with respect to real estate-related investments, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL 3(F): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING DIVERSIFICATION

      Each Fund currently has a fundamental restriction that prohibits it, as to 75% of the value of its total assets, from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. Each Fund is also prohibited, under this fundamental restriction, from owning more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to make any investment consistent with its classification as a diversified investment company under the 1940 Act.

      Each Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of a Fund's portfolio) are subject to two additional requirements. Specifically, each Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in a Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that each Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, each Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of a Fund's assets in a single issuer's securities would increase that Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of changing the Funds' current practices with respect to diversification.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL 3(G): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

      Each Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this 25% limitation on industry concentration is a "25% or more" and not a "more than 25%" limitation.

      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL RESTRICTIONS BECAUSE THE BOARD HAS ADOPTED SIMILAR NON-FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Funds' Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way a Fund is managed. The Board believes the Funds will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.


PROPOSAL 3(H): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

      Each Fund currently has a fundamental restriction that prohibits it from making short sales, except short sales against-the-box.

      Certain state laws previously required the Funds to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow the Funds to sell securities short or maintain short positions to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 3(b) in order to engage in short sales.

      In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by the Funds could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when a Fund enters into the short position and the date when that Fund closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.


PROPOSAL 3(I): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING CONTROL OR MANAGEMENT OF ANY COMPANY

      Each Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

      Certain state laws previously required the Funds to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow the Funds to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to invest for the purpose of controlling or managing any company.

      If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Funds to make such acquisitions, under circumstances that the Manager deems appropriate. If a Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

      The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.


                 PROPOSALS TO ELIMINATE FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Funds with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Funds and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Funds.


PROPOSAL 3(J): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES

      Each Fund currently has a fundamental restriction that prohibits it from purchasing securities of open-end or closed-end investment companies, except as permitted by the 1940 Act, and other applicable law or for the purpose of hedging the Series' obligations under its deferred compensation plan for directors.

      The Board recommends that this restriction be eliminated because it imposes no restrictions other than those imposed independently by applicable law and is therefore superfluous.

      The Funds would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      If a Fund invests in other investment companies, it will indirectly bear expenses, such as management fees, of those other investment companies, in addition to its own expenses.

      Because this fundamental restriction imposes no restrictions other than those already imposed on the Fund by the 1940 Act, eliminating it is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL 3(K): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING UNSEASONED COMPANIES

      Each Fund currently has a fundamental restriction that prohibits it from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years. Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

      The Board recommends that this restriction be eliminated to allow each Fund to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the Funds' investment objectives unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the Funds' ability to invest in unseasoned companies.

      Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

      The Manager has advised the Board that it does not currently anticipate any significant increase in the Funds' investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. However, the Funds' holdings of unseasoned companies may increase in the future if appropriate investment opportunities arise.

PROPOSAL 3(L): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN WARRANTS

      Each Fund currently has a fundamental restriction that prohibits it from investing in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

      The Board recommends that this restriction be eliminated to allow each Fund to invest in warrants to the extent permissible under applicable law. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. The Manager is currently not aware of any laws that restrict the Funds' ability to invest in warrants. The Board has adopted a non-fundamental policy regarding the Funds' use of derivatives pursuant to which the Manager must seek Board approval for a Fund to invest in warrants or other derivatives if they are of a type the Fund has not previously utilized.

      The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant. However, the Manager has advised the Board that it does not expect transactions involving the investment in warrants to become a significant part of the Funds' investment activity. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(A)-3(L).


                                D. OTHER MATTERS
                                ----------------

      The Series knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Series within a reasonable time before the solicitation for that meeting is made. Otherwise the Series will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Series, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.


                                   E. EXPENSES
                                   -----------

      The Funds will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Series, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Series may reimburse persons holding shares of a Fund in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in soliciting shareholders on behalf of the Funds at an anticipated cost of $12,700 for the Emerging Markets Fund, $17,000 for the Global Growth Fund, $42,000 for the Global Smaller Companies Fund, $120,000 for the Global Technology Fund and $8,500 for the International Growth Fund.

                                             By order of the Board of Directors,

                                                     /s/ Frank J. Nasta
                                                     ------------------
                                                         Secretary


                                   ----------

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the Funds' current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 3(a) through 3(l) in the Proxy Statement.

--------------------------------------------------------------------------------
           CURRENT RESTRICTIONS                    PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(a)  A Fund may not buy securities or       A Fund may not purchase securities
     other property on margin (except for   on margin except as permitted by the
     such short-term credits as are         1940 Act or any rule, SEC
     necessary for the clearance of         interpretation thereof or any
     transactions).                         exemption therefrom which may be
                                            granted by the SEC.
--------------------------------------------------------------------------------
(b)  A Fund may not issue senior            A Fund may not issue senior
     securities or borrow money except      securities or borrow money except as
     from banks and then in amounts not     permitted by the 1940 Act or any
     in excess of 5% (10% for Emerging      rule, SEC interpretation thereof or
     Markets Fund) of its total assets.     any exemptions therefrom which may
                                            be granted by the SEC.

                                            In  addition,  the Board has adopted
                                            the    following     non-fundamental
                                            policy:  a Fund may not borrow  more
                                            than 15% of the  value of its  total
                                            assets.
--------------------------------------------------------------------------------
(c)  A Fund may not make loans of money     A Fund may not make loans, except as
     or securities, other than (a)          permitted by the 1940 Act or any
     through the purchase of securities     rules or regulations thereunder, SEC
     in accordance with a Fund's            interpretation thereof or any
     investment objective, (b) through      exemptions there from which may be
     repurchase agreements, and (c) by      granted by the SEC.
     lending portfolio securities in an
     amount not to exceed 33 1/3% of its
     total assets.
--------------------------------------------------------------------------------
(d)  A Fund may not underwrite securities   A Fund may not underwrite the
     of other issuers except to the         securities of other issuers, except
     extent that a Fund may be deemed an    insofar as a Fund may be deemed an
     underwriter when purchasing or         underwriter under the 1933 Act in
     selling portfolio securities.          disposing of a portfolio security or
                                            in connection with investments in
                                            other investment companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CURRENT RESTRICTIONS                    PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(e)  A Fund may not purchase or sell real   A Fund may not purchase or hold any
     estate (although it may purchase       real estate, except a Fund may
     securities secured by real estate or   invest in securities secured by real
     interests therein, or issued by        estate or interests therein or
     companies or investment trusts that    issued by persons (including real
     invest in real estate or interests     estate investment trusts) which deal
     therein).                              in real estate or interests therein.
--------------------------------------------------------------------------------
(f)  As to 75% of the value of its total    A Fund may not make any investment
     assets, a Fund may not invest more     inconsistent with its classification
     than 5% of its total assets, at        as a diversified company under the
     market value, in the securities of     1940 Act.
     any one issuer (except securities
     issued or guaranteed by the US
     Government, its agencies or
     instrumentalities), or own more than
     10% of the outstanding voting
     securities of any issuer or more
     than 10% of any class of securities
     of one issuer.
--------------------------------------------------------------------------------
(g)  A Fund may not invest more than 25%    A Fund may not invest 25% or more of
     of its total assets, at market         its total assets, at market value,
     value, in the securities of issuers    in the securities of issuers in any
     principally engaged in the same        particular industry, provided that
     industry (except securities issued     this limitation shall exclude
     or guaranteed by the US Government,    securities issued or guaranteed by
     its agencies or instrumentalities).    the US Government or any of its
                                            agencies or instrumentalities.
--------------------------------------------------------------------------------
(h)  A Fund may not make short sales        The restriction has been adopted as
     except short sales against-the-box.    a non-fundamental restriction and
                                            will be eliminated as a fundamental
                                            restriction.
--------------------------------------------------------------------------------
(i)  A Fund may not invest in companies     The restriction has been adopted as
     for the purpose of exercising          a non-fundamental restriction and
     control or management.                 will be eliminated as a fundamental
                                            restriction.
--------------------------------------------------------------------------------
(j)  A Fund may not purchase securities     The restriction will be eliminated.
     of open-end or closed-end investment
     companies, except as permitted by
     the Investment Company Act of 1940,
     as amended, and other applicable law
     or for the purpose of hedging the
     Series' obligations under the
     deferred compensation plan for
     directors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           CURRENT RESTRICTIONS                    PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(k)  A Fund may not invest more than 5%     The restriction will be eliminated.
     of the value of its total assets, at
     market value, in securities of
     issuers which, with their
     predecessors, have been in business
     less than three years; provided,
     however, that securities guaranteed
     by a company that (including
     predecessors) has been in operation
     at least three continuous years
     shall be excluded from this
     limitation.
--------------------------------------------------------------------------------
(l)  A Fund may not invest in warrants      The restriction will be eliminated.
     if, at the time of acquisition, the
     investment in warrants, valued at      Each Fund has adopted the following
     the lower of cost or market value,     non-fundamental policy: The Manager
     would exceed 5% of the Fund's net      must seek Board approval to invest
     assets. For purposes of this           in any new type of warrant if it is
     restriction, warrants acquired by a    of the type the Fund has not
     Fund in units or attached to           previously utilized.
     securities may be deemed to have
     been purchased without cost.
--------------------------------------------------------------------------------

                        SELIGMAN GLOBAL FUND SERIES, INC.

                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                                    SELIGMAN
                                   GLOBAL FUND
                                  SERIES, INC.



                            Notice of Special Meeting
                                 of Shareholders
                                       and
                                 Proxy Statement


                         ------------------------------
                           Time:   April 22, 2003
                                   10:00 A.M.
                         ------------------------------

                           Place:  Offices of the Fund
                                   100 Park Avenue
                                   New York, NY 10017


                     ----------------------------------------
                     Please  date,   fill  in  and  sign  the
                     enclosed  proxy  card and mail it in the
                     enclosed  return envelope which requires
                     no  postage  if  mailed  in  the  United
                     States.  You can also vote by  telephone
                     or through the Internet. Please refer to
                     your  proxy  card  for  complete  voting
                     instructions.
                     ----------------------------------------

                                     [LOGO]

PROXY

                         SELIGMAN EMERGING MARKETS FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)

                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free [ ]
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING         1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       FOR             AGAINST              ABSTAIN

2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]              2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                           SELIGMAN GLOBAL GROWTH FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)



                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free [ ]
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       FOR             AGAINST              ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)



                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free [ ]
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       FOR             AGAINST              ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.


3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                         SELIGMAN GLOBAL TECHNOLOGY FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)


                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free [ ]
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN INTERNATIONAL GROWTH FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)



                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free [ ]
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.